UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2015

ChinAmerica Andy Movie Entertainment Media Co.
(Exact name of registrant as specified in its charter)

FLORIDA	000-54769	65-1170540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
15500 Roosevelt Blvd., Ste. 305, Clearwater, FL		33760
(Address of Principal Executive Offices)		(Zip Code)

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17    CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)	Previous Independent Accountants

On June 29, 2015, the Board of Directors of ChinAmerica Andy Movie Entertainment Media Co. (the "Company") approved the withdrawal of DKM Certified Public Accountants ("DKM") as the Company's independent registered public accounting firm, effective as of June 29, 2015. The review report of DKM's consolidated balance sheets as of March 31, 2015 and the related consolidated statements of operations and comprehensive loss, shareholders' equity and cash flows (collectively, the "Financial Statements") did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the three month period ended March 31, 2015 (the "Review Period") and subsequent interim period through June 29, 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DKM, would have caused DKM to make reference to the subject matter of the disagreements in its reports.

During the Review Period and the subsequent interim period through June 29, 2015, there were no reportable events (as defined in Item 304(a)(1) (v) of Regulation S-K).

The Company has provided DKM with a copy of this report and DKM has furnished the Company with a letter addressed to the Securities and Exchange Commission indicating they agree with the statements made above. A copy of DKM's letter dated July 1, 2015 is attached as Exhibit 16.1 to this report.

(b)	New Independent Accountants

On July 1, 2015, the Board of Directors of the Company approved the engagement of Stevenson & Company CPAS LLC as the Company's new independent registered public accounting firm, effective as of June 29, 2015. Stevenson & Company CPAS LLC will conduct review engagements on the Company's quarterly Financial Statements commencing with the June 30, 2015 quarterly review and will perform an audit of the Company's Financial Statements for the fiscal year ending December 31, 2015.

During the Review Period and the subsequent interim period through June 29, 2015, neither the Company nor anyone on its behalf consulted with Stevenson & Company CPAS LLC with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial Statements, and neither a written report was provided to the Company nor oral advice was provided that Stevenson & Company CPAS LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation SK).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter dated July 1, 2015 from DKM to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChinAmerica Andy Movie Entertainment Media Co..
July 01, 15	By: /S/Andy Fan

Name: Andy Fan
Title: Chief Executive Officer